Exhibit 99
OFG Bancorp Reports 3Q22 Results
SAN JUAN, Puerto Rico, October 20, 2022 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the third quarter ended September 30, 2022. EPS diluted was $0.87 compared to $0.84 in 2Q22 and $0.81 in 3Q21. Total core revenues were $156.8 million compared to $146.3 million in 2Q22 and $134.7 million in 3Q21. The regular quarterly cash dividend was increased to $0.20 per common share in 3Q22 from $0.15 in 2Q22 and $0.12 in 3Q21.
CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “This was OFG’s strongest quarter year to date, driven by total core revenue growth of 7.2% quarter-over-quarter. All our key performance metrics improved compared to 2Q22 and 3Q21, with return on average assets of 1.65%, return on average tangible common stockholders’ equity of 18.05%, and an efficiency ratio of 55.80%.

“Thanks to the resilience of our dedicated staff and our digital first banking model, OFG performed well, and we were able to fully support the needs of our customers under a very challenging environment following Hurricane Fiona. Our hearts go out to all those affected. Thankfully, business activity has begun to return to pre-hurricane levels. We look forward to seeing Puerto Rico’s economy continue its economic growth path.”

3Q22 Highlights

Net Interest Income of $126.5 million compared to $115.1 million in 2Q22 and $102.7 million in 3Q21. Net interest margin expanded to 5.23% from 4.80% in 2Q22 due to increased volume of loans and investments and FRB rate hikes.

Interest Income of $134.7 million compared to $122.2 million in 2Q22 and $112.1 million in 3Q21. Compared to 2Q22, 3Q22 interest income benefited from higher yields on higher average balances of loans and of investment securities, and higher average yields on lower cash balances.

Total Interest Expense of $8.2 million compared to $7.1 million in 2Q22 and $9.4 million in 3Q21. Compared to 2Q22, 3Q22 interest expense reflected a 4 basis point cost increase.

Non-Interest Income of $30.6 million compared to $36.2 million in 2Q22 and $32.5 million in 3Q21. Compared to 2Q22, 3Q22 banking service revenues declined $0.9 million due to Fiona’s effect on economic activity and fee waivers. 2Q22 included a $4.7 million gain on sale of a legacy branch building.

Pre-Provision Net Revenues of $69.6 million compared to $66.0 million in 2Q22 and $56.3 million in 3Q21.

Provision for Credit Losses of $7.1 million compared to $6.7 million in 2Q22 and a net benefit of $5.0 million in 3Q21. 3Q22 non-PCD provision included $8.0 million for higher auto and consumer loan balances and a $1.3 million increase in qualitative adjustment for anticipated Fiona-related losses. 3Q22 PCD recapture of $2.8 million was due to reduced balances and improved performance of residential mortgage loans.

Credit Quality: Net charge offs were $11.3 million compared to $4.5 million in 2Q22 and $6.1 million in 3Q21. 3Q22 charge-offs included $6.6 million, of which $5.5 million was previously reserved for two commercial loans, and $5.5 million related to auto and consumer loans.

Non-Interest Expense of $87.5 million compared to $85.3 million in 2Q22 and $78.9 million in 3Q21. 3Q22 included $1.4 million Fiona related expenses and $0.6 million of expenses for real estate owned versus $1.4 million in income in 2Q22.

Loans Held for Investment (EOP) of $6.68 billion compared to $6.70 billion in 2Q22 and $6.41 billion in 3Q21. Loans declined 0.3% or $17.7 million from 2Q22, reflecting paydowns of residential mortgages and seasonal commercial lines of credit as well as PPP loan forgiveness, mostly offset by increases in auto and consumer loans. Year over year, loans increased 4.3% or $274.1 million.

New Loan Origination of $511.3 million compared to $587.2 million in 2Q22 and $556.2 million in 3Q21. 3Q22 included a record level of auto originations at $219.9 million.

Total Investments (EOP) of $2.04 billion compared to $1.73 billion in 2Q22 and $902.3 million in 3Q21. Investments grew $315.3 million from 2Q22 as OFG purchased $410.0 million in short-term US Treasury Notes, taking advantage of the higher yield environment.

Customer Deposits (EOP) of $8.84 billion compared to $9.02 billion in 2Q22 and $9.23 billion in 3Q21. 3Q22 core deposits declined $174.4 million from 2Q22.

Total Assets (EOP) of $10.06 billion compared to $10.25 billion in 2Q22 and $10.61 billion in 3Q21.

Capital: CET1 ratio of 13.34% compared to 12.80% in 2Q22 and 13.52% in 3Q21. Tangible book value per share of $18.46 compared to $18.86 in 2Q22 and $18.59 in 3Q21. The decline from 2Q22 reflected reduced other comprehensive income, partially offset by increased retained earnings.
Conference Call, Financial Supplement & Presentation

A conference call to discuss 3Q22 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 225-9448 or (203) 518-9708. Conference ID: OFGQ322. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter ended September 30, 2022, and the 3Q22 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.

Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.
Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, and other natural disasters; (iv) competition in the financial services industry; and (v) the severity, magnitude and duration of the COVID-19 pandemic, and its impact on our operations, personnel, and customers.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2021, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 58th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2022 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

	Table of Contents
		Pages

OFG Bancorp (Consolidated Financial Information)
Table 1:	Financial and Statistical Summary - Consolidated	2-3
Table 2:	Consolidated Statements of Operations	4-5
Table 3:	Consolidated Statements of Financial Condition	6
Table 4:	Information on Loan Portfolio and Production	7-8
Table 5:	Average Balances, Net Interest Income and Net Interest Margin	9-10
Table 6:	Loan Information and Performance Statistics	11-13
Table 7:	Allowance for Credit Losses	14
Table 8:	Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital	15-16
Table 9:	Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1-8)	17

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2022		2022	2022	2021	2021
(Dollars in thousands, except per share data) (unaudited)		Q3		Q2	Q1	Q4	Q3
Statement of Operations
Net interest income		$126,510	(a)	$115,094	$105,194	$104,199	$102,701
Non-interest income, net (core)	(2)	30,298		31,214	31,201	36,751	32,016
Total core revenues	(3)	156,808	(a)	146,308	136,395	140,950	134,717
Non-interest expense		87,492		85,258	81,155	86,490	78,924
Pre-provision net revenues	(22)	69,638		66,046	55,645	55,809	56,298
Total provision for (recapture of) credit losses		7,120	(b)	6,691	1,551	7,199	(4,997)
Net income before income taxes		62,518		59,355	54,094	48,610	61,295
Income tax expense		20,599		18,923	16,573	15,330	19,624
Net income available to common stockholders		41,919		40,432	37,521	33,280	41,671
Common Share Statistics
Earnings per common share - basic	(4)	$0.88		$0.84	$0.77	$0.67	$0.82
Earnings per common share - diluted	(5)	$0.87		$0.84	$0.76	$0.66	$0.81
Average common shares outstanding		47,558		48,053	48,968	49,746	51,063
Average common shares outstanding and equivalents		47,926		48,389	49,484	50,299	51,516
Cash dividends per common share		$0.20	(c)	$0.15	$0.15	$0.12	$0.12
Book value per common share (period end)		$20.90		$21.34	$21.37	$21.54	$21.08
Tangible book value per common share (period end)	(6)	$18.46		$18.86	$18.90	$19.08	$18.59
Balance Sheet (Average Balances)
Loans	(7)	$6,697,900		$6,640,440	$6,519,119	$6,452,128	$6,465,874
Interest-earning assets		9,597,670		9,613,327	9,540,266	9,897,073	9,879,687
Total assets		10,181,000		10,207,579	10,113,750	10,418,274	10,492,502
Core deposits		8,924,089		8,946,517	8,808,547	9,084,282	9,103,221
Total deposits		8,935,455		8,957,883	8,819,913	9,095,648	9,114,587
Interest-bearing deposits		6,296,142		6,266,187	6,271,936	6,435,246	6,474,977
Borrowings		27,275		27,726	44,262	75,970	98,943
Stockholders' equity		1,045,792		1,032,270	1,066,278	1,066,764	1,068,618
Common stockholders' equity		1,045,792		1,032,270	1,066,278	1,066,764	1,066,361
Performance Metrics
Net interest margin	(8)	5.23%	(a)	4.80%	4.47%	4.18%	4.12%
Return on average assets	(9)	1.65%		1.58%	1.48%	1.28%	1.59%
Return on average tangible common stockholders' equity	(10)	18.05%		17.70%	15.88%	14.11%	17.72%
Efficiency ratio	(11)	55.80%		58.27%	59.50%	61.36%	58.59%
Full-time equivalent employees, period end		2,247		2,230	2,244	2,269	2,274
Credit Quality Metrics	(1)
Allowance for credit losses		$155,162		$159,039	$157,075	$155,937	$180,872
Allowance as a % of loans held for investment		2.32%		2.37%	2.40%	2.44%	2.82%
Net charge-offs		$11,347	(d)	$4,543	$577	$32,482	$6,051
Net charge-off rate	(12)	0.68%	(d)	0.27%	0.04%	2.01%	0.37%
Early delinquency rate (30 - 89 days past due)		2.75%		2.20%	1.97%	2.34%	2.06%
Total delinquency rate (30 days and over)		4.35%		3.68%	3.17%	3.71%	3.82%
Capital Ratios (period end) (Non-GAAP)	(13)(21)
Leverage ratio		9.82%		9.46%	9.54%	9.69%	9.33%
Common equity Tier 1 capital ratio		13.34%		12.80%	13.24%	13.77%	13.52%
Tier 1 risk-based capital ratio		13.34%		12.80%	13.24%	14.27%	14.03%
Total risk-based capital ratio		14.59%		14.05%	14.49%	15.52%	15.28%
Tangible common equity ("TCE") ratio		8.83%		8.85%	9.14%	9.69%	8.86%
(a)During 3Q 2022, the Company purchased $400 million short-term US Treasury Notes available for sale.
(b)During 3Q 2022, the non-PCD provision included a $1.3 million increase in qualitative adjustment for anticipated Fiona-related losses.
(c)During 3Q 2022, the Company increased its common stock quarterly dividend to $0.20 per share.
(d)During 3Q 2022, the Company charged-off $6.6 million, of which $5.5 million was previously reserved for two commercial loans; one was subsequently sold on October 7th, 2022. At September 30, 2022, this loan was included as held for sale and amounted $3.3 million.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		September 2022		September 2021
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$346,798	(a)	$303,150
Non-interest income, net (core)	(2)	92,713		92,528
Total core revenues	(3)	439,511	(a)	395,678
Non-interest expense		253,905		239,266
Pre-provision net revenues	(22)	191,329		159,015
Total provision for (recapture of) credit losses		15,362		(6,978)
Net income before income taxes		175,967		165,993
Income tax expense		56,095		53,122
Net income available to common stockholders		119,872		111,616
Common Share Statistics
Earnings per common share - basic	(4)	$2.49		$2.18
Earnings per common share - diluted	(5)	$2.47		$2.15
Average common shares outstanding		48,188	(b)	51,364
Average common shares outstanding and equivalents		48,594	(b)	51,748
Cash dividends per common share		$0.50	(c)	$0.28
Book value per common share (period end)		$20.90		$21.08
Tangible book value per common share (period end)	(6)	$18.46		$18.59
Balance Sheet (Average Balances)
Loans	(7)	$6,619,808		$6,566,100
Interest-earning assets		9,583,964		9,656,838
Total assets		10,163,386		10,286,265
Core deposits		8,893,473		8,869,399
Total deposits		8,904,839		8,899,881
Interest-bearing deposits		6,278,176		6,364,459
Borrowings		33,025	(d)	99,941
Stockholders' equity		1,047,954	(b)	1,084,253
Common stockholders' equity		1,047,954	(b)	1,044,297
Performance Metrics
Net interest margin	(8)	4.84%		4.20%
Return on average assets	(9)	1.57%		1.46%
Return on average tangible common stockholders' equity	(10)	17.20%		16.25%
Efficiency ratio	(11)	57.77%		60.47%
Full-time equivalent employees, period end		2,247		2,274
Credit Quality Metrics	(1)
Allowance for credit losses		$155,162		$180,872
Allowance as a % of loans held for investment		2.32%		2.82%
Net charge-offs		$16,467		$17,274
Net charge-off rate	(12)	0.33%		0.35%
Early delinquency rate (30 - 89 days past due)		2.75%		2.06%
Total delinquency rate (30 days and over)		4.35%		3.82%
(a)During the nine-month period ended September 30, 2022, the Company purchased $773 million mortgage backed securities available for sale, $400 million US Treasury Notes available for sale and $200 million US Treasury Notes held to maturity.
(b)During the nine-month period ended September 30, 2022, the Company repurchased $64.1 million of shares pursuant to its $100.0 million share buyback program.
(c)During the nine-month period ended September 30, 2022, the Company increased its common stock quarterly dividend to $0.15 per share for the first and second quarter and to $0.20 per share for the third quarter.
(d)During the nine-month period ended September 30, 2022, the Company redeemed all outstanding $36.1 million subordinated capital notes prior to maturity.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

		Quarter Ended
(Dollars in thousands, except per share data) (unaudited)		September 30, 2022		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Interest income:
Loans	(1)
Non-PCD loans		$97,677		$91,788	$86,631	$84,914	$85,028
PCD loans		18,563		19,569	20,934	22,660	22,905
Total interest income from loans		116,240		111,357	107,565	107,574	107,933
Investment securities		18,435	(a)	10,865	5,384	5,036	4,202
Total interest income		134,675		122,222	112,949	112,610	112,135
Interest expense:
Deposits
Core deposits		7,978		6,935	7,033	7,830	8,681
Brokered deposits		9		9	8	9	10
Total deposits		7,987		6,944	7,041	7,839	8,691
Borrowings		178		184	714	572	743
Total interest expense		8,165		7,128	7,755	8,411	9,434
Net interest income		126,510		115,094	105,194	104,199	102,701
Provision for (recapture of) credit losses, excluding PCD loans	(1)	9,897	(b)	12,486	8,399	(461)	(2,351)
(Recapture of) provision for credit losses on PCD loans	(1)	(2,777)		(5,795)	(6,848)	7,660	(2,646)
Total provision for (recapture of) credit losses		7,120	(b)	6,691	1,551	7,199	(4,997)
Net interest income after provision for credit losses		119,390		108,403	103,643	97,000	107,698
Non-interest income:
Banking service revenues		17,234		18,141	17,562	18,770	18,200
Wealth management revenues		8,173		8,270	7,857	11,774	7,619
Mortgage banking activities		4,891		4,803	5,782	6,207	6,197
Total banking and financial service revenues		30,298		31,214	31,201	36,751	32,016
Other income, net		322		4,996	405	1,349	505
Total non-interest income, net		30,620		36,210	31,606	38,100	32,521
Non-interest expense:
Compensation and employee benefits		35,332		34,730	34,768	34,160	33,745
Occupancy, equipment and infrastructure costs		12,638		12,861	11,916	12,424	12,078
General and administrative expenses		37,523		39,071	35,953	41,028	35,264
Foreclosed real estate and other repossessed assets (income) expenses		573		(1,404)	(1,482)	(1,122)	(2,163)
Climate events expenses		1,426	(c)	—	—	—	—
Total non-interest expense		87,492		85,258	81,155	86,490	78,924
Income before income taxes		62,518		59,355	54,094	48,610	61,295
Income tax expense		20,599		18,923	16,573	15,330	19,624
Net income available to common shareholders		$41,919		$40,432	$37,521	$33,280	$41,671
(a)Refer to “(a)” in Table 1-1.
(b)Refer to “(b)” in Table 1-1.
(c)During 3Q 2022, the Company recognized $1.4 million expenses related to hurricane Fiona.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)		Nine-Month Period Ended
		September 30, 2022		September 30, 2021
Interest income:
Loans	(1)
Non-PCD loans		$276,096		$253,133
PCD loans		59,066		73,060
Total interest income from loans		335,162		326,193
Investment securities		34,684	(a)	10,375
Total interest income		369,846		336,568
Interest expense:
Deposits
Core deposits		21,946		30,978
Brokered deposits		26		197
Total deposits		21,972		31,175
Borrowings		1,076		2,243
Total interest expense		23,048		33,418
Net interest income		346,798		303,150
Provision for (recapture of) credit losses, excluding PCD loans	(1)	30,782		(7,079)
(Recapture of) provision for credit losses on PCD loans	(1)	(15,420)		101
Total provision for (recapture of) credit losses		15,362	(b)	(6,978)
Net interest income after provision for credit losses		331,436		310,128
Non-interest income:
Banking service revenues		52,937		52,948
Wealth management revenues		24,300		23,270
Mortgage banking activities		15,476		16,310
Total banking and financial service revenues		92,713		92,528
Other income, net		5,723	(c)	2,603
Total non-interest income, net		98,436		95,131
Non-interest expense:
Compensation and employee benefits		104,830		99,282
Occupancy, equipment and infrastructure costs		37,415		37,734
General and administrative expenses		112,547	(d)	104,135
Foreclosed real estate and other repossessed assets (income) expenses		(2,313)		(1,885)
Climate events expenses		1,426	(e)	—
Total non-interest expense		253,905		239,266
Income before income taxes		175,967		165,993
Income tax expense		56,095		53,122
Net income		119,872		112,871
Less: dividends on preferred stock		—		(1,255)
Net income available to common shareholders		$119,872		$111,616
(a)Refer to “a” in Table 1-2.
(b)During the nine-month period ended September 30, 2022, the Company grew its loan portfolio balances, requiring higher provision for credit losses, among other factors evaluated.
(c)During the nine-month period ended September 30, 2022, the Company recognized $4.6 million in other income from the sale of a legacy branch building.
(d)During the nine-month period ended September 30, 2022, the Company recognized $2.3 million higher costs in electronic banking and $4.9 million higher compliance-related professional expenses due to greater levels of business activity.
(e)Refer to “c” in Table 2-1.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		September 30, 2022		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Cash and cash equivalents		$815,433	(a)	$1,307,281	$1,855,729	$2,023,650	$2,755,691
Investments:
Trading securities		11		13	18	20	22
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,075,838		1,146,459	867,191	496,310	494,727
US treasury notes		401,414	(a)	10,733	10,763	10,825	10,875
Other investment securities		1,157		2,378	2,384	3,578	3,505
Total investment securities available-for-sale		1,478,409	(a)	1,159,570	880,338	510,713	509,107
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		343,549		351,016	359,806	367,507	375,214
US treasury notes		197,225		196,816	—	—	—
Total investment securities held-to-maturity		540,774		547,832	359,806	367,507	375,214
Equity securities		23,372		19,848	18,556	17,578	17,930
Total investments		2,042,566	(a)	1,727,263	1,258,718	895,818	902,273
Loans, net		6,591,028		6,585,210	6,449,130	6,329,311	6,282,485
Other assets:
Prepaid expenses		69,535		65,327	56,513	60,856	65,003
Deferred tax asset, net		66,121		76,101	87,608	99,063	128,663
Foreclosed real estate and repossessed properties		17,868		17,594	17,922	16,984	15,433
Premises and equipment, net		106,025		101,848	97,403	92,124	86,981
Goodwill		86,069		86,069	86,069	86,069	86,069
Other intangibles		29,662		31,800	33,947	36,093	38,545
Right of use assets		26,192		27,699	28,576	28,846	30,625
Servicing asset		50,061		49,280	49,446	48,973	48,227
Accounts receivable and other assets		157,619		172,302	169,059	181,933	166,870
Total assets		$10,058,179		$10,247,774	$10,190,120	$9,899,720	$10,606,865
Deposits:
Demand deposits		$5,416,309		$5,459,104	$5,504,640	$5,204,340	$5,531,124
Savings accounts		2,345,673		2,433,819	2,295,113	2,177,780	2,378,211
Time deposits		1,081,769		1,125,276	1,167,103	1,209,627	1,323,688
Brokered deposits		11,366		11,371	11,366	11,371	11,366
Total deposits		8,855,117		9,029,570	8,978,222	8,603,118	9,244,389
Borrowings:
Advances from FHLB and other borrowings		27,263		27,618	28,035	28,488	62,934
Subordinated capital notes		—		—	—	36,083	36,083
Total borrowings		27,263		27,618	28,035	64,571	99,017
Other liabilities:
Securities purchased but not yet received		—		—	—	—	31,565
Acceptances outstanding		29,245		27,150	29,858	35,329	24,371
Lease liability		28,114		29,538	30,287	30,498	32,167
GNMA buy-back option program liability	(23)	29,050		33,431	9,664	14,511	19,944
Accrued expenses and other liabilities		95,523		85,655	74,019	82,533	101,747
Total liabilities		9,064,312		9,232,962	9,150,085	8,830,560	9,553,200
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		635,523		634,612	633,796	637,061	635,808
Legal surplus		129,429		125,365	121,389	117,677	114,485
Retained earnings		484,057		455,590	426,320	399,949	375,729
Treasury stock, at cost		(211,138)		(211,138)	(180,717)	(150,572)	(140,862)
Accumulated other comprehensive income, net		(103,889)		(49,502)	(20,638)	5,160	8,620
Total stockholders' equity		993,867		1,014,812	1,040,035	1,069,160	1,053,665
Total liabilities and stockholders' equity		$10,058,179		$10,247,774	$10,190,120	$9,899,720	$10,606,865
(a)Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		September 30, 2022		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Non-PCD:	(1)
Mortgage		$650,781		$675,324	$694,613	$704,337	$731,445
Mortgage GNMA buy-back option program	(23)	29,050		33,431	9,664	14,511	19,944
Commercial		2,363,299		2,388,281	2,256,011	2,088,106	1,954,804
Commercial Paycheck Protection Program (PPP Loans)	(24)	14,082		33,304	53,277	86,889	136,698
Consumer		520,183		498,404	454,959	408,759	373,672
Auto		1,877,945		1,791,052	1,732,859	1,693,029	1,667,113
		5,455,340		5,419,796	5,201,383	4,995,631	4,883,676
Less: Allowance for credit losses		(142,417)		(143,896)	(137,344)	(132,065)	(138,874)
Total non- PCD loans held for investment, net		5,312,923		5,275,900	5,064,039	4,863,566	4,744,802

PCD:	(1)
Mortgage		1,059,448		1,099,097	1,144,364	1,188,423	1,270,854
Commercial		162,287		174,282	190,626	204,335	239,554
Consumer		738		698	833	916	959
Auto		7,152		8,788	10,765	13,281	15,820
		1,229,625		1,282,865	1,346,588	1,406,955	1,527,187
Less: Allowance for credit losses	(1)	(12,745)		(15,143)	(19,731)	(23,872)	(41,998)
Total PCD loans held for investment, net		1,216,880		1,267,722	1,326,857	1,383,083	1,485,189
Total loans held for investment		6,529,803		6,543,622	6,390,896	6,246,649	6,229,991
Mortgage loans held for sale		43,262		26,947	26,761	51,096	35,031
Other loans held for sale		17,963	(a)	14,641	31,473	31,566	17,463
Total loans, net		$6,591,028		$6,585,210	$6,449,130	$6,329,311	$6,282,485

Loan Portfolio Summary:
Loans held for investment:
Mortgage		$1,710,229		$1,774,421	$1,838,977	$1,892,760	$2,002,299
Mortgage GNMA buy-back option program	(23)	29,050		33,431	9,664	14,511	19,944
Commercial		2,525,586		2,562,563	2,446,637	2,292,441	2,194,358
Commercial Paycheck Protection Program (PPP Loans)	(24)	14,082		33,304	53,277	86,889	136,698
Consumer		520,921		499,102	455,792	409,675	374,631
Auto		1,885,097		1,799,840	1,743,624	1,706,310	1,682,933
		6,684,965		6,702,661	6,547,971	6,402,586	6,410,863
Less: Allowance for credit losses		(155,162)		(159,039)	(157,075)	(155,937)	(180,872)
Total loans held for investment, net		6,529,803		6,543,622	6,390,896	6,246,649	6,229,991
Mortgage loans held for sale		43,262		26,947	26,761	51,096	35,031
Other loans held for sale		17,963	(a)	14,641	31,473	31,566	17,463
Total loans, net		$6,591,028		$6,585,210	$6,449,130	$6,329,311	$6,282,485

(a)Refer to “(d)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Nine-Month Period Ended
(Dollars in thousands) (unaudited)		September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	September 30, 2022	September 30, 2021
Loan production	(14)
Mortgage		$38,945	$62,835	$63,883	$78,991	$85,535	$165,663	$285,223
Commercial		123,429	143,796	175,531	238,356	154,146	442,756	456,391
Commercial PPP Loans		—	—	—	—	16	—	158,994
Commercial US Loans		55,984	90,952	108,390	79,264	100,066	255,326	254,429
Consumer		73,045	96,571	97,108	80,688	50,630	266,724	116,160
Auto		219,910	193,031	178,288	155,390	165,854	591,229	486,315
Total		$511,313	$587,185	$623,200	$632,689	$556,247	$1,721,698	$1,757,512

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

		2022 Q3			2022 Q2			2022 Q1			2021 Q4			2021 Q3
(Dollars in thousands) (unaudited)		Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents		$1,016,561	$5,661	2.21%	$1,546,036	$2,984	0.77%	$2,072,112	$929	0.18%	$2,553,118	$944	0.15%	$2,699,144	$986	0.14%
Investment securities		1,883,209	12,774	2.71%	1,426,851	7,881	2.21%	949,035	4,455	1.88%	891,827	4,092	1.84%	714,669	3,216	1.80%
Loans held for investment	(1)
Non-PCD loans		5,428,852	97,677	7.14%	5,315,401	91,788	6.93%	5,113,715	86,631	6.87%	4,953,279	84,914	6.80%	4,899,312	85,028	6.89%
PCD loans		1,269,048	18,563	5.85%	1,325,039	19,569	5.91%	1,405,404	20,934	5.96%	1,498,849	22,660	6.05%	1,566,562	22,905	5.85%
Total loans		6,697,900	116,240	6.89%	6,640,440	111,357	6.73%	6,519,119	107,565	6.69%	6,452,128	107,574	6.62%	6,465,874	107,933	6.62%
Total interest-earning assets		$9,597,670	$134,675	5.57%	$9,613,327	$122,222	5.10%	$9,540,266	$112,949	4.80%	$9,897,073	$112,610	4.51%	$9,879,687	$112,135	4.50%

Interest bearing liabilities:
Deposits
NOW accounts		$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%	$2,792,966	$2,239	0.32%	$2,754,985	$2,288	0.33%
Savings accounts		2,388,072	1,733	0.29%	2,296,903	1,289	0.23%	2,248,193	1,198	0.22%	2,359,959	1,289	0.22%	2,330,121	1,639	0.28%
Time deposits		1,097,470	1,679	0.61%	1,146,522	1,834	0.64%	1,199,340	2,057	0.70%	1,270,955	2,464	0.77%	1,378,505	2,916	0.84%
Brokered deposits		11,366	9	0.30%	11,366	9	0.30%	11,366	8	0.30%	11,366	9	0.30%	11,366	10	0.34%
		6,296,142	6,348	0.40%	6,266,187	5,306	0.34%	6,271,936	5,403	0.35%	6,435,246	6,001	0.37%	6,474,977	6,853	0.42%
Non-interest bearing deposit accounts		2,639,313	—	—	2,691,696	—	—	2,547,977	—	—	2,660,402	—	—	2,639,610	—	—
Fair value premium and core deposit intangible amortization		—	1,639	—	—	1,638	—	—	1,638	—	—	1,838	—	—	1,838	—
Total deposits		8,935,455	7,987	0.35%	8,957,883	6,944	0.31%	8,819,913	7,041	0.32%	9,095,648	7,839	0.34%	9,114,587	8,691	0.38%
Borrowings
Advances from FHLB and other borrowings		27,275	178	2.59%	27,726	184	2.66%	28,184	193	2.77%	39,887	279	2.78%	62,860	450	2.84%
Subordinated capital notes		—	—	—%	—	—	—%	16,078	521	13.15%	36,083	293	3.23%	36,083	293	3.21%
Total borrowings		27,275	178	2.59%	27,726	184	2.66%	44,262	714	6.54%	75,970	572	2.99%	98,943	743	2.98%
Total interest-bearing liabilities		$8,962,730	$8,165	0.36%	$8,985,609	$7,128	0.32%	$8,864,175	$7,755	0.35%	$9,171,618	$8,411	0.36%	$9,213,530	$9,434	0.41%
Interest rate spread			$126,510	5.21%		$115,094	4.78%		$105,194	4.45%		$104,199	4.15%		$102,701	4.09%
Net interest margin				5.23%			4.80%			4.47%			4.18%			4.12%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%	$2,792,966	$2,239	0.32%	$2,754,985	$2,288	0.33%
Savings accounts		2,388,072	1,733	0.29%	2,296,903	1,289	0.23%	2,248,193	1,198	0.22%	2,359,959	1,289	0.22%	2,330,121	1,639	0.28%
Time deposits		1,097,470	1,679	0.61%	1,146,522	1,834	0.64%	1,199,340	2,057	0.70%	1,270,955	2,464	0.77%	1,378,505	2,916	0.84%
		6,284,776	6,339	0.40%	6,254,821	5,297	0.34%	6,260,570	5,395	0.35%	6,423,880	5,992	0.37%	6,463,611	6,843	0.42%
Non-interest bearing deposit accounts		2,639,313	—	—	2,691,696	—	—	2,547,977	—	—	2,660,402	—	—	2,639,610	—	—
Total core deposits		$8,924,089	$6,339	0.28%	$8,946,517	$5,297	0.24%	$8,808,547	$5,395	0.25%	$9,084,282	$5,992	0.26%	$9,103,221	$6,843	0.30%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

		2022 YTD			2021 YTD
(Dollars in thousands) (unaudited)		Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents		$1,541,036	$9,574	0.83%	$2,476,139	$2,287	0.12%
Investment securities		1,423,120	25,110	2.35%	614,599	8,088	1.75%
Loans held for investment	(1)
Non-PCD loans		5,287,144	276,096	6.98%	4,910,218	253,133	6.89%
PCD loans		1,332,664	59,066	5.91%	1,655,882	73,060	5.88%
Total loans		6,619,808	335,162	6.77%	6,566,100	326,193	6.64%
Total interest-earning assets		$9,583,964	$369,846	5.16%	$9,656,838	$336,568	4.66%

Interest bearing liabilities:
Deposits
NOW accounts		$2,807,838	$7,241	0.34%	$2,566,201	$6,940	0.36%
Savings accounts		2,311,568	4,220	0.24%	2,191,316	5,859	0.36%
Time deposits		1,147,404	5,570	0.65%	1,576,460	12,664	1.07%
Brokered deposits		11,366	26	0.30%	30,482	197	0.86%
		6,278,176	17,057	0.36%	6,364,459	25,660	0.54%
Non-interest bearing deposit accounts		2,626,663	—	—	2,535,422	—	—%
Fair value premium and core deposit intangible amortization		—	4,915	—	—	5,515	—
Total deposits		8,904,839	21,972	0.33%	8,899,881	31,175	0.47%
Borrowings
Advances from FHLB and other borrowings		27,725	555	2.67%	63,858	1,361	2.85%
Subordinated capital notes		5,300	521	13.15%	36,083	882	3.26%
Total borrowings		33,025	1,076	4.35%	99,941	2,243	3.00%
Total interest-bearing liabilities		$8,937,864	$23,048	0.34%	$8,999,822	$33,418	0.50%
Interest rate spread			$346,798	4.82%		$303,150	4.16%
Net interest margin				4.84%			4.20%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,807,838	$7,241	0.34%	$2,566,201	$6,940	0.36%
Savings accounts		2,311,568	4,220	0.24%	2,191,316	5,859	0.36%
Time deposits		1,147,404	5,570	0.65%	1,576,460	12,664	1.07%
		6,266,810	17,031	0.36%	6,333,977	25,463	0.54%
Non-interest bearing deposit accounts		2,626,663	—	—%	2,535,422	—	—%
Total core deposits		$8,893,473	$17,031	0.26%	$8,869,399	$25,463	0.38%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics (1)

	2022		2022	2022	2021	2021
(Dollars in thousands) (unaudited)	Q3		Q2	Q1	Q4	Q3
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$14		$259	$3	$4,573	$160
Recoveries	(280)		(335)	(2,074)	(416)	(419)
Total mortgage	(266)		(76)	(2,071)	4,157	(259)
Commercial:
Charge-offs	6,485	(a)	2,907	544	550	7,518
Recoveries	(214)		(456)	(192)	(418)	(558)
Total commercial	6,271		2,451	352	132	6,960
Consumer:
Charge-offs	4,163		3,307	2,659	2,144	2,370
Recoveries	(732)		(795)	(655)	(743)	(894)
Total consumer	3,431		2,512	2,004	1,401	1,476
Auto:
Charge-offs	7,964		6,428	7,890	7,288	4,989
Recoveries	(5,674)		(5,565)	(4,891)	(6,282)	(5,874)
Total auto	2,290		863	2,999	1,006	(885)
Total	$11,726		$5,750	$3,284	$6,696	$7,292

PCD
Mortgage:
Charge-offs	$270		$183	$1,134	$15,010	$1,008
Recoveries	(191)		(1,026)	(845)	(452)	(641)
Total mortgage	79		(843)	289	14,558	367
Commercial:
Charge-offs	23		—	34	12,123	68
Recoveries	(268)		(249)	(3,023)	(746)	(1,316)
Total commercial	(245)		(249)	(2,989)	11,377	(1,248)
Consumer:
Charge-offs	9		8	39	—	—
Recoveries	(47)		(13)	(23)	(42)	(219)
Total consumer	(38)		(5)	16	(42)	(219)
Auto:
Charge-offs	56		75	114	140	124
Recoveries	(231)		(185)	(137)	(247)	(265)
Total auto	(175)		(110)	(23)	(107)	(141)
Total	$(379)		$(1,207)	$(2,707)	$25,786	$(1,241)

Total Net Charge-offs	$11,347		$4,543	$577	$32,482	$6,051
Net Charge-off Rates
Mortgage	-0.04%		-0.20%	-0.38%	3.79%	0.02%
Commercial	0.94%	(a)	0.34%	-0.43%	1.95%	0.97%
Consumer	2.52%		1.98%	1.75%	1.29%	1.26%
Auto	0.46%		0.17%	0.69%	0.21%	-0.25%
Total	0.68%		0.27%	0.04%	2.01%	0.37%
Average Loans Held For Investment
Mortgage	$1,757,897		$1,809,228	$1,885,159	$1,972,889	$2,047,272
Commercial	2,560,849		2,555,575	2,450,177	2,362,120	2,360,642
Consumer	538,898		506,588	461,890	421,824	400,582
Auto	1,840,256		1,769,049	1,721,893	1,695,295	1,657,378
Total	$6,697,900		$6,640,440	$6,519,119	$6,452,128	$6,465,874
(a)Refer to “(d)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans) (1)

		2022	2022	2022	2021	2021
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Early Delinquency (30 - 89 days past due)
Mortgage		$15,769	$13,941	$13,788	$16,565	$15,233
Commercial		13,223	6,001	2,600	4,736	4,150
Consumer		9,280	7,766	6,485	5,273	4,985
Auto		111,637	91,407	79,491	90,272	76,262
Total		$149,909	$119,115	$102,364	$116,846	$100,630
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.32%	1.97%	1.96%	2.30%	2.03%
Commercial		0.56%	0.25%	0.12%	0.23%	0.21%
Consumer		1.78%	1.56%	1.43%	1.29%	1.33%
Auto		5.94%	5.10%	4.59%	5.33%	4.57%
Total		2.75%	2.20%	1.97%	2.34%	2.06%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$39,577	$36,178	$39,004	$45,521	$58,146
GNMA's buy-back option program	(23)	29,050	33,431	9,664	14,511	19,944
Total mortgage		68,627	69,609	48,668	60,032	78,090
Commercial		24,343	13,243	16,061	14,129	13,742
Consumer		11,956	9,744	8,446	7,246	6,987
Auto		132,507	106,637	91,855	103,733	87,672
Total		$237,433	$199,233	$165,030	$185,140	$186,491
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		5.82%	5.10%	5.54%	6.33%	7.74%
GNMA's buy-back option program	(23)	4.27%	4.72%	1.37%	2.02%	2.65%
Total mortgage		10.09%	9.82%	6.91%	8.35%	10.39%
Commercial		1.03%	0.55%	0.71%	0.68%	0.70%
Consumer		2.30%	1.96%	1.86%	1.77%	1.87%
Auto		7.06%	5.95%	5.30%	6.13%	5.26%
Total		4.35%	3.68%	3.17%	3.71%	3.82%
Nonperforming Assets	(15)
Mortgage		$33,225	$33,344	$36,775	$39,394	$51,612
Commercial		36,612	47,206	34,892	37,603	28,472
Consumer		2,725	1,987	2,030	2,303	2,203
Auto		20,870	15,329	12,495	19,829	12,055
Total nonperforming loans		93,432	97,866	86,192	99,129	94,342
Foreclosed real estate		14,561	15,061	15,297	15,039	13,904
Other repossessed assets		3,307	2,533	2,625	1,945	1,528
Total nonperforming assets		$111,300	$115,460	$104,114	$116,113	$109,774
Nonperforming Loan Rates
Mortgage		4.89%	4.70%	5.22%	5.48%	6.87%
Commercial		1.55%	1.98%	1.55%	1.80%	1.46%
Consumer		0.52%	0.40%	0.45%	0.56%	0.59%
Auto		1.11%	0.86%	0.72%	1.17%	0.72%
Total loans		1.71%	1.81%	1.66%	1.98%	1.93%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics (1)

		2022	2022	2022	2021	2021
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Nonperforming PCD Loans	(15)
Mortgage		$260	$261	$310	$334	$2,030
Commercial		9,746	10,057	10,877	12,545	36,798
Total nonperforming loans		$10,006	$10,318	$11,187	$12,879	$38,828
Nonperforming PCD Loan Rates
Mortgage		0.02%	0.02%	0.03%	0.03%	0.16%
Commercial		6.01%	5.77%	5.71%	6.14%	15.36%
Total		0.81%	0.80%	0.83%	0.92%	2.54%
Total PCD Loans Held for Investment
Mortgage		$1,059,448	$1,099,097	$1,144,364	$1,188,423	$1,270,854
Commercial		162,287	174,282	190,626	204,335	239,554
Consumer		738	698	833	916	959
Auto		7,152	8,788	10,765	13,281	15,820
Total loans		$1,229,625	$1,282,865	$1,346,588	$1,406,955	$1,527,187

		2022	2022	2022	2021	2021
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Total Nonperforming Loans	(15)
Mortgage		$33,485	$33,605	$37,085	$39,728	$53,642
Commercial		46,358	57,263	45,769	50,148	65,270
Consumer		2,725	1,987	2,030	2,303	2,203
Auto		20,870	15,329	12,495	19,829	12,055
Total nonperforming loans		$103,438	$108,184	$97,379	$112,008	$133,170
Total Nonperforming Loan Rates
Mortgage		1.93%	1.86%	2.01%	2.08%	2.65%
Commercial		1.83%	2.21%	1.83%	2.11%	2.80%
Consumer		0.52%	0.40%	0.45%	0.56%	0.59%
Auto		1.11%	0.85%	0.72%	1.16%	0.72%
Total		1.55%	1.61%	1.49%	1.75%	2.08%
Total Loans Held for Investment
Mortgage		$1,739,279	$1,807,852	$1,848,641	$1,907,271	$2,022,243
Commercial		2,539,668	2,595,867	2,499,914	2,379,330	2,331,056
Consumer		520,921	499,102	455,792	409,675	374,631
Auto		1,885,097	1,799,840	1,743,624	1,706,310	1,682,933
Total loans		$6,684,965	$6,702,661	$6,547,971	$6,402,586	$6,410,863

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)

	Quarter Ended September 30, 2022
(Dollars in thousands) (unaudited)	Mortgage	Commercial		Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$11,906	$42,014		$23,109	$66,867	$143,896
(Recapture of) provision for credit losses	(1,741)	3,108		4,555	4,325	10,247
Charge-offs	(14)	(6,485)	(a)	(4,163)	(7,964)	(18,626)
Recoveries	280	214		732	5,674	6,900
Balance at end of period	$10,431	$38,851		$24,233	$68,902	$142,417

Allowance for credit losses PCD:
Balance at beginning of period	$12,541	$2,427		$20	$155	$15,143
(Recapture of) provision for credit losses	(1,735)	(786)		(40)	(216)	(2,777)
Charge-offs	(270)	(23)		(9)	(56)	(358)
Recoveries	191	268		47	231	737
Balance at end of period	$10,727	$1,886		$18	$114	$12,745

Allowance for credit losses summary:
Balance at beginning of period	$24,447	$44,441		$23,129	$67,022	$159,039
(Recapture of) provision for credit losses	(3,476)	2,322		4,515	4,109	7,470
Charge-offs	(284)	(6,508)	(a)	(4,172)	(8,020)	(18,984)
Recoveries	471	482		779	5,905	7,637
Balance at end of period	$21,158	$40,737		$24,251	$69,016	$155,162
Allowance coverage ratio	1.22%	1.60%		4.66%	3.66%	2.32%
(a)Refer to “(d)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2022	2022	2022	2021	2021
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$993,867	$1,014,812	$1,040,035	$1,069,160	$1,053,665
Less: Intangible assets	(115,731)	(117,869)	(120,016)	(122,162)	(124,614)
Noncumulative perpetual preferred stock	—	—	—	—	—
Noncumulative perpetual preferred stock issuance costs	—	—	—	—	—
Tangible common equity	$878,136	$896,943	$920,019	$946,998	$929,051

Common shares outstanding at end of period	47,563	47,554	48,673	49,636	49,977
Tangible book value per common share (Non-GAAP)	$18.46	$18.86	$18.90	$19.08	$18.59
Total Assets to Tangible Assets
Total assets	$10,058,179	$10,247,774	$10,190,120	$9,899,720	$10,606,865
Less: Intangible assets	(115,731)	(117,869)	(120,016)	(122,162)	(124,614)
Tangible assets (Non-GAAP)	$9,942,448	$10,129,905	$10,070,104	$9,777,558	$10,482,251
Non-GAAP TCE Ratio
Tangible common equity	$878,136	$896,943	$920,019	$946,998	$929,051
Tangible assets	9,942,448	10,129,905	10,070,104	9,777,558	10,482,251
TCE ratio	8.83%	8.85%	9.14%	9.69%	8.86%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,045,792	$1,032,270	$1,066,278	$1,066,764	$1,068,618
Less: Average noncumulative perpetual preferred stock	—	—	—	—	(3,391)
Average noncumulative perpetual preferred stock issuance costs	—	—	—	—	1,134
Average total common stockholders' equity	$1,045,792	$1,032,270	$1,066,278	$1,066,764	$1,066,361
Less: Average intangible assets	(116,612)	(118,750)	(120,874)	(123,201)	(125,723)
Average tangible common equity	$929,180	$913,520	$945,404	$943,563	$940,638

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2022	2022	2022		2021	2021
(Dollars in thousands) (unaudited)		Q3	Q2	Q1		Q4	Q3
Regulatory Capital Metrics
Common equity Tier 1 capital		$995,342	$960,015	$955,221		$964,284	$931,884
Tier 1 capital		995,342	960,015	955,221		999,284	966,884
Total risk-based capital	(16)	1,088,584	1,053,766	1,045,437		1,086,897	1,053,184
Risk-weighted assets		7,459,326	7,499,171	7,214,692		7,004,876	6,893,254
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(17)	13.34%	12.80%	13.24%		13.77%	13.52%
Tier 1 risk-based capital ratio	(18)	13.34%	12.80%	13.24%		14.27%	14.03%
Total risk-based capital ratio	(19)	14.59%	14.05%	14.49%		15.52%	15.28%
Leverage ratio	(20)	9.82%	9.46%	9.54%		9.69%	9.33%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$993,867	$1,014,812	$1,040,035	(a)	$1,069,160	$1,053,665
Plus: CECL transition adjustment	(21)	20,557	20,557	20,557		27,409	29,111
Less: Unrealized losses (gains) on available-for-sale securities, net of income tax		104,145	49,606	20,522		(5,663)	(9,330)
Unrealized (gains) losses on cash flow hedges, net of income tax		(256)	(104)	116		503	710
		1,118,313	1,084,871	1,081,230		1,091,409	1,074,156
Less: Disallowed goodwill		(86,069)	(86,069)	(86,069)		(86,069)	(86,069)
Disallowed other intangible assets, net		(21,617)	(22,997)	(24,384)		(25,771)	(26,938)
Disallowed deferred tax assets, net		(15,285)	(15,790)	(15,556)		(15,285)	(29,265)
Common equity Tier 1 capital		995,342	960,015	955,221		964,284	931,884
Plus: Subordinated capital notes		—	—	—		35,000	35,000
Tier 1 capital		995,342	960,015	955,221		999,284	966,884
Plus tier 2 capital: Qualifying allowance for credit losses		93,242	93,751	90,216		87,613	86,300
Total risk-based capital		$1,088,584	$1,053,766	$1,045,437		$1,086,897	$1,053,184

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.
(2)	Total banking and financial service revenues.
(3)	Net interest income plus non-interest income, net (core)
(4)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(5)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(6)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(7)	Information includes all loans held for investment, including PCD loans.
(8)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(9)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(10)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(11)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(12)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(14)	Production of new loans (excluding renewals).
(15)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(16)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(17)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(18)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(19)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(20)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(21)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(22)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(23)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.
(24)	PPP loans are fully guaranteed by the SBA and risk-weighted at 0%.